PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2020
Property, Plant And Equipment
Property, plant and equipment, net, consisted of the following:

	As of September 30,
	2019	2020
	US$	US$
Buildings	8,756	9,216
Electronic and office equipment	20,069	20,107
Leasehold improvement and building improvement	10,843	15,935
Motor vehicles	2,086	2,294

Total	41,754	47,552
Less: Accumulated depreciation	(17,454)	(19,904)
Construction in progress	13,635	14,683

	37,935	42,331